UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549



FORM 8-K


CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

March 28, 2005
DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED)



NEWS CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)








Delaware

001-32352

26-0075658
(STATE OR OTHER JURISDICTION
OF INCORPORATION)

(COMMISSION FILE NO.)

(IRS EMPLOYER
IDENTIFICATION NO.)

1211 Avenue of the Americas, New York, New York 10036
(ADDRESS OF PRINCIPAL EXECUTIVE
OFFICES, INCLUDING ZIP CODE)

(212) 852-7000
(REGISTRANT'S TELEPHONE NUMBER,
INCLUDING AREA CODE)

NOT APPLICABLE
(FORMER NAME OR FORMER ADDRESS, IF CHANGED
SINCE LAST REPORT)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

?
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

?
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

?
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

?
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





ITEM 7.01	REGULATION FD DISCLOSURE.

       News America Incorporated, a subsidiary of News Corporation, announced that it has extended until April
1, 2005 at 5:00 p.m. EST the expiration date of its offer to exchange
(i) up to US $750,000,000 of its 5.30% Senior
Notes due 2014 for an equal amount of its privately placed 5.30%
Senior Notes due 2014 issued on December 3,
2004, and (ii) up to $1,000,000,000 of its 6.20% Senior Notes
due 2034 for an equal amount of its privately placed
6.20% Senior Notes due 2034 issued on December 3, 2004.
The exchange offer had been scheduled to expire at 5:00 p.m., EST, on March 25, 2005.

     A copy of the press release is attached hereto as exhibit 99.1.


ITEM 9.01 	FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.




Exhibit
Number


Description

99.1

Press release dated March 28, 2005


SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




NEWS CORPORATION
(REGISTRANT)


By:

/s/ Lawrence A. Jacobs


Lawrence A. Jacobs


Senior Executive Vice President and
Group General Counsel

Dated: March 28, 2005




EXHIBIT INDEX




Exhibit
Number


Description

99.1

Press release dated March 28, 2005






Press Release						Source: News America Incorporated


News America Incorporated Extends Debt Exchange Offer with
Respect to 5.30% Senior Notes Due 2014
and 6.20% Senior Notes
Due 2034
______________________

NEW YORK, NY, March 28, 2005  News America Incorporated
(the "Company") today announced that it has extended until April 1, 2005 at 5:00 p.m. EST the expiration date of its offer to exchange (i) up to US $750,000,000 of its 5.30% Senior Notes due 2014 for an equal amount of its privately placed 5.30% Senior Notes due 2014
(CUSIP #652482BF6) issued on December 3, 2004, and (ii) up to
$1,000,000,000 of its 6.20% Senior Notes due
2034 for an equal amount of its privately placed 6.20% Senior
Notes  due 2034 (CUSIP #652482BH2) issued on
December 3, 2004. The exchange offer had been scheduled to expire at 5:00 p.m., EST, on March 25, 2005.

The terms of the exchange offer and other information relating to the Company are set forth in the prospectus dated
February 22, 2005. Copies of the prospectus and the related letter of transmittal may be obtained from The Bank of New York, which is serving as the exchange agent for the Exchange Offer. The Bank of New York's address, telephone and facsimile number are as follows:

The Bank of New York
Corporate Trust Operations
Reorganization Section
101 Barclay Street, 7E
New York, New York 10286
Telephone: (212) 815-5920
Fax:  (212) 298-1915

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of an appropriate prospectus.

News America, the principal subsidiary in the United States of News Corporation, is an operating company and holding company, which, together with its subsidiaries and affiliates, conducts substantially all of the U.S. activities of News Corporation. Through its wholly owned subsidiaries, News America operates in a number of industry segments, including magazines and inserts, newspapers and book publishing.

News Corporation (NYSE: NWS, NWS.A; ASX: NWS, NWSLV) had total assets as of December 31, 2004 of approximately US$53 billion and total annual revenues of approximately US$22 billion. News Corporation is a diversified international media and entertainment company with operations in eight industry segments: filmed entertainment; television; cable network programming;
direct broadcast satellite television; magazines and inserts; newspapers; book publishing; and other. The activities of News Corporation are conducted principally in the United States, Continental Europe, the United Kingdom, Australia, Asia and the Pacific Basin.
______________________
Contact:

Media: Andrew Butcher 212-852-7070
Investors: Reed Nolte 212-852-7092



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